UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On March 27, 2018, Casella Waste Systems, Inc. (the “Company”) announced the pricing of two previously announced transactions relating to certain of its industrial revenue bonds.
The Company announced that it has priced the previously announced offering of $15.0 million aggregate principal amount of Finance Authority of Maine (“FAME”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2015R-2 (the “FAME Bonds”). The FAME Bonds have a final maturity of August 1, 2035.
The Company also announced that it has priced the previously announced remarketing of $16.0 million aggregate principal amount of Vermont Economic Development Authority (“VEDA”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2013 (the “VEDA Bonds,” and together with the FAME Bonds, the “Bonds”). The VEDA Bonds were originally issued on April 4, 2013 and have a final maturity of April 1, 2036.
A copy of the Company’s press release announcing the pricing of the FAME Bonds and the remarketed VEDA Bonds is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto shall constitute an offer to sell or the solicitation of an offer to buy the Bonds, nor shall there be any sale of the Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated March 27, 2018, relating to the pricing of the FAME Bonds and the remarketed VEDA Bonds.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: March 27, 2018	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

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